Commitments and Contingencies	3 Months Ended
Mar. 31, 2014
Commitments and Contingencies
7.	Commitments and Contingencies

The Company occupies office space in London with a lease commencing in March 2012, for a period of ten years, with a mutual break clause after five years, and is paying approximately $515,000 (£321,850) per calendar year. The Company also occupies property in New York paying approximately $231,990 per year. The lease is for a period of five years ending June 30, 2017. The Company has chartered-in a vessel for a period ending in December 2014 at a fixed monthly rate commensurate with the market rate at the time of fixing the charter.

The Company entered into agreements on April 25, 2012, to purchase four 21,000 cbm, semi-refrigerated ethylene-capable liquefied gas carriers to be built at Jiangnan Shipyard in China for an aggregate price of approximately $200,000,000. The first vessel is scheduled to be delivered in May 2014 followed by a vessel delivery approximately each two months thereafter.

On July 18, 2013, the Company entered into agreements to construct one further 21,000 cubic meter semi-refrigerated ethylene-capable gas carrier and two 22,000 cubic meter semi-refrigerated liquefied gas carriers for a combined price of approximately $138,000,000, plus options to build two further 22,000 cubic meter semi-refrigerated liquefied gas carriers, at a construction price of $44,000,000. These options were subsequently exercised. These five vessels are scheduled to be delivered between March 2015 and March 2016.

On December 20, 2013, the Company entered into a contract to construct a 35,000 cubic meter semi-refrigerated ethane capable gas carrier at a purchase price of $77,400,000 at Jiangnan for delivery in April 2016 with an option to construct three further ethane-capable vessels for $78,400,000 each. This option was exercised in April 2014.